CREDIT SUISSE COMMODITY STRATEGY FUNDS

Credit Suisse Commodity Return Strategy Fund

CREDIT SUISSE OPPORTUNITY FUNDS

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Credit Suisse Strategic Income Fund

(collectively, the “Funds”)

Supplement to the Summary Prospectuses, Statutory Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2024

Certain of the Funds’ service providers have changed and the Funds’ Summary Prospectuses, Prospectus and SAI, as applicable, are amended, as described below:

Effective May 1, 2024, Credit Suisse Asset Management, LLC (“Credit Suisse”) merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to each Fund. References to Credit Suisse Asset Management, LLC or Credit Suisse, as the investment manager to each Fund, in each Fund’s Summary Prospectus and the Funds’ Prospectus and SAI are deleted and replaced with references to UBS Asset Management (Americas) LLC or UBS AM (Americas), as the context requires.

Effective May 1, 2024, the sub-advisory agreement between Credit Suisse and Credit Suisse Asset Management Limited (“Credit Suisse UK”) with respect to Credit Suisse Strategic Income Fund was terminated. References to Credit Suisse Asset Management Limited or Credit Suisse UK, as the sub-adviser to Credit Suisse Strategic Income Fund, in Credit Suisse Strategic Income Fund’s Summary Prospectus and the Funds’ Prospectus and SAI are hereby deleted. In addition, the section of the Prospectus entitled “More About the Funds” is supplemented as follows:

In rendering investment advisory services to the Strategic Income Fund, UBS AM (Americas) uses “associated persons” employed by an affiliate of UBS AM (Americas), UBS Asset Management (UK) Ltd (“UBS AM (UK)”), in its provision of investment advisory services to the Strategic Income Fund under a “participating affiliate” arrangement.

Effective May 1, 2024, UBS Asset Management (US) Inc. (“UBS AM (US)”) replaced Credit Suisse Securities (USA) LLC (“CSSU”) as each Fund’s distributor. References to Credit Suisse Securities (USA) LLC or CSSU, as the distributor to each Fund, in the Funds’ Prospectus and SAI are deleted and replaced with references to UBS Asset Management (US) Inc. or UBS AM (US), as the context requires.

On April 23, 2024, the Board of Trustees of the Funds (the “Board”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each Fund, due to PwC's ceasing to be deemed an independent registered public accounting firm with respect to the Funds after April 30, 2024. The Board's decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board. References to PricewaterhouseCoopers LLP or PwC, as the independent registered public accounting firm of each Fund, in the Funds’ SAI are deleted.

The section of the Prospectus entitled “Recent Events Related to the Funds” is deleted in its entirety and replaced with the following:

Recent Events Related to the Funds

On June 12, 2023 (the “Closing Date”), Credit Suisse Group AG (“CS Group”) merged with and into UBS Group AG, a global financial services company (“UBS Group”), with UBS Group remaining as the surviving company (the “Transaction”), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse Asset Management, LLC (“CSAM”), each Fund’s previous investment manager, Credit Suisse Securities (USA) LLC (“CSSU”), each Fund’s previous distributor, and Credit Suisse Asset Management Limited (together with CSAM, the “Credit Suisse Investment Advisers”), the previous sub-adviser to the Strategic Income Fund. As a result of the Transaction, each of the Credit Suisse Investment Advisers and CSSU became an indirect wholly-owned subsidiary of UBS Group.

The closing of the Transaction was deemed to result in an assignment of each Fund’s investment advisory agreement with CSAM and the sub-advisory agreement between the Credit Suisse Investment Advisers with respect to Credit Suisse Strategic Income Fund, resulting in the automatic termination of such agreements as of the Closing Date. The Funds’ Board of Trustees (the “Board”) approved interim investment advisory and sub-advisory agreements, as applicable, for the Funds, which took effect on the Closing Date when the prior investment advisory and sub-advisory agreements were deemed to have terminated, so that CSAM could continue to manage the Funds following the Closing Date. The interim investment advisory and sub-advisory agreements terminated upon the shareholder approval of corresponding new investment advisory and sub-advisory agreements at a Joint Special Meeting of Shareholders held on August 24, 2023 or, in the case of the Floating Rate High Income Fund, September 26, 2023.

In addition, on June 7, 2023, the Securities and Exchange Commission (“SEC”) granted a temporary exemption from disqualification under Section 9(a) of the 1940 Act to the Credit Suisse Investment Advisers, CSSU and certain of their affiliates, as well as to UBS Group and its affiliates (collectively, “UBS”), from serving as investment adviser and principal underwriter, as applicable, to registered investment companies, including the Funds, in connection with a consent order and final judgment (the “Consent Judgment’) entered against certain of CSAM’s affiliates, including CSSU, in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of CSAM’s affiliates, including CSSU, but did not involve the Funds or the services that the Credit Suisse Investment Advisers, CSSU and their affiliates provided to the Funds. Section 9(a) of the 1940 Act prohibits an entity from serving as an investment adviser or principal underwriter for registered funds if the entity or one of its affiliates is “permanently or temporarily enjoined by order, judgment, or decree of any court of competent jurisdiction ... from engaging in or continuing any conduct or practice in connection with ... the purchase or sale of any security.” Following the entry of the Consent Judgment, the Credit Suisse Investment Advisers and CSSU notified the staff of the SEC and continued to provide investment advisory and distribution services (the “Services”), as applicable, to the Funds based on their position at the time that the Consent Judgment did not trigger the disqualification provisions of Section 9(a). The Credit Suisse Investment Advisers, CSSU and certain of their affiliates nevertheless applied for an exemption from the disqualification provisions of Section 9(a) of the 1940 Act due to its broad scope. On July 5, 2023, the SEC granted a permanent order, which provides: (i) a time-limited exemption from Section 9(a) to the Credit Suisse Investment Advisers, CSSU and certain of their affiliates, which enables the Credit Suisse Investment Advisers and CSSU to provide the Services to the Funds until June 12, 2024, and (ii) a permanent exemption from Section 9(a) to UBS.

On December 13, 2023, the SEC entered an administrative cease-and-desist order (the “Order”) against the Credit Suisse Investment Advisers and CSSU. The Credit Suisse Investment Advisers and CSSU consented to the Order without admitting or denying the findings therein. The SEC alleged in the Order that the Consent Judgment caused the Credit Suisse Investment Advisers and CSSU to be deemed ineligible to provide the Services to registered investment companies, including the Funds, under Section 9(a) of the 1940 Act and that, during the period from October 24, 2022 to June 7, 2023, the Credit Suisse Investment Advisers acted as investment adviser and CSSU acted as principal underwriter to the Funds in violation of Section 9(a) of the 1940 Act. Under the terms of the Order, the Credit Suisse Investment Advisers and CSSU were censured and agreed to cease and desist from committing or causing any violations and any future violations of Section 9(a) of the 1940 Act. The Credit Suisse Investment Advisers and CSSU agreed to pay disgorgement, prejudgment interest and civil penalties totaling $10,080,220.

On May 1, 2024, the Services were transitioned to UBS as follows: (i) CSAM merged into UBS AM (Americas) and UBS AM (Americas) became the investment adviser to each Fund, and (ii) UBS AM (US) replaced CSSU as each Fund’s distributor. In addition, on May 1, 2024, the sub-advisory agreement between CSAM and Credit Suisse Asset Management Limited with respect to the Strategic Income Fund was terminated.

Appendix A to the SAI entitled “Proxy Voting Procedures” is deleted in its entirety, and the section of the SAI entitled “Proxy Voting Procedures” is deleted in its entirety and replaced with the following:

Proxy Voting Procedures

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)’s proxy voting policy.

You may obtain information about the Funds’ proxy voting decisions for the most recent 12-month period ended June 30th, without charge, by calling the Trust toll-free at 877-870-2874 or on the EDGAR database on the SEC’s Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)’s proxy voting policy.

When UBS AM (Americas)’s view of a company’s management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)’s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; and financial audit is independent and accurate; (iii) the brand and reputation of the company is protected and enhanced; (iv) a constructive dialogue with shareholders is encouraged; and (v) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board directors not holding executive management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

The proxy voting policy includes guidelines regarding environmental, social, and corporate governance (“ESG”) factors during the exercise of voting rights on behalf of UBS AM’s clients, such as the Funds. Underlying UBS AM’s voting and ESG guidelines are two fundamental objectives: (1) acting in the best financial interest of clients and enhancing the long-term value of their investments; and (2) promoting best practice in corporate governance and ensuring that portfolio companies are sustainable and successful.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) becomes aware of a conflict with respect to a particular proxy, and under certain circumstances, the relevant internal UBS AM (Americas) committee may be notified and determine the manner in which such proxy is voted.

Credit Suisse Commodity Return Strategy Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to Credit Suisse Commodity Return Strategy Fund’s Summary Prospectuses and the Fund’s Prospectus and SAI, as applicable:

The following sentence is deleted in its entirety in each place it appears in the Summary Prospectus of Credit Suisse Commodity Return Strategy Fund and in the section of the Fund’s Prospectus entitled “Credit Suisse Commodity Return Strategy Fund—Summary—Principal Investment Strategies”: The fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

The risk factor entitled “Non-Diversified Status” is deleted, solely with respect to Credit Suisse Commodity Return Strategy Fund, in its entirety in each place it appears in the Summary Prospectus of Credit Suisse Commodity Return Strategy Fund and the sections of the Fund’s Prospectus entitled “Credit Suisse Commodity Return Strategy Fund—Summary—Principal Risks of Investing in the Fund” and “The Funds in Detail—Risk Factors.“

The reference to “Non-Diversified Status” in the table in the section of the SAI entitled “Investment Objectives and Policies—Investment Policies and Strategies” is deleted with respect to the Commodity Return Strategy Fund.

The first paragraph of the section of the SAI entitled “Investment Objectives and Policies—Investment Policies and Strategies—Non-Diversified Status” is deleted in its entirety and replaced with the following:

Each of the Managed Futures Strategy Fund and the Multialternative Strategy Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, a Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified fund. To the extent that a Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The section of the SAI entitled “Investment Restrictions—Fundamental Investment Restrictions” is supplemented to include the following paragraph at the end of the section:

The Commodity Return Strategy Fund is currently classified as a diversified fund under the 1940 Act. This means that the Commodity Return Strategy Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

The second paragraph of the section of the SAI entitled “Management of the Funds—Organization of the Funds” is deleted in its entirety and replaced with the following:

Commodity Trust currently offers shares of one series: the Commodity Return Strategy Fund, which is “diversified” within the meaning of the 1940 Act. Opportunity Trust currently offers shares of four series: the Floating Rate High Income Fund, the Strategic Income Fund, the Managed Futures Strategy Fund and the Multialternative Strategy Fund. Each of the Floating Rate High Income Fund and the Strategic Income Fund is “diversified” within the meaning of the 1940 Act, and each of the Managed Futures Strategy Fund and Multialternative Strategy Fund is “non-diversified” within the meaning of the 1940 Act.

Shareholders should retain this supplement for future reference.

Dated: May 2, 2024	16-0524
for
CS-PRO
COM-SUMPRO
FRHI-SUMPRO
MSF-SUMPRO
MFS-SUMPRO
SIF-SUMPRO
2024-002